MML SERIES INVESTMENT FUND

Supplement dated February 29, 2008 to the

Prospectus dated May 1, 2007

This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements to the Prospectus. It should be retained and read in conjunction with the Prospectus and any previous supplements.

Important Notice Regarding Change in Investment Policy

The 80% test relating the name of the MML Small Cap Value Fund to its principal investments, as required by Rule 35d-1 under the Investment Company Act, has been changed below to correspond to the Fund’s new name, the MML Small/Mid Cap Value Fund. These changes will take effect on May 1, 2008.

The following information replaces similar information found on page 22:

MML Small/Mid Cap Value Fund

Investment Objective:

This Fund seeks long-term total return.

Principal Investment Strategies and Risks:

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in a broadly diversified portfolio of equity investments in small- and mid-cap U.S. issuers, including foreign issuers that are traded in the United States. Two Sub-Advisers manage the Fund, each being responsible for a portion of the portfolio, but not necessarily equal weighted. Goldman Sachs Asset Management, L.P. (“GSAM”) currently anticipates that, under normal circumstances, at least 95% of the net assets of its portion of the Fund will be invested in such equity investments. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalizations of companies constituting the Russell 2000® Value Index at the time of investment. Goldman Sachs is not required to limit its investments to securities in the Russell 2000 Value Index. In addition, if the market capitalization of a company held by Goldman Sachs moves outside the range, Goldman Sachs may, but is not required to, sell the securities. As of January 31, 2008, the capitalization range of the Russell 2000 Value Index was between $36.27 million and $5.97 billion.

Goldman Sachs investments are selected using quantitative techniques to evaluate companies’ fundamental characteristics and seeking to maximize the Fund’s expected return, while maintaining style, capitalization and industry characteristics similar to the Russell 2000 Value Index. Goldman Sachs seeks to create a portfolio consisting of companies with similar market capitalizations, but better momentum, profitability, valuation and other fundamental characteristics than the Russell 2000 Value Index.

AllianceBernstein L.P. (“AllianceBernstein”) invests its portion of the Fund primarily in a diversified portfolio of equity securities of small- and mid-sized companies that it determines, using its own fundamental value approach, to be undervalued. In selecting securities, AllianceBernstein uses its research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

AllianceBernstein’s investment process has three main parts: identifying attractive opportunities, fundamental research and portfolio construction. AllianceBernstein begins by using a proprietary quantitative tool to screen a universe of about 2,500 small- and mid-cap stocks, which is roughly consistent with the Russell 2500™ Index. AllianceBernstein generally focuses on those with market capitalizations between $1 billion and $5 billion at time of purchase. AllianceBernstein’s quantitative tool computes an expected return for each stock relative to AllianceBernstein’s small and mid-cap universe based on various valuation and success factors, such as price-to-forward earnings and return on equity. AllianceBernstein ranks the stocks by their expected returns, and then the fundamental analysts conduct intensive research into those stocks that the quantitative model identifies as the most attractive 20%, as well as stock ideas generated by the fundamental analysts themselves. Once the research is reviewed and approved, portfolios are constructed on the basis of a stock’s expected return on a risk-adjusted basis, using proprietary risk models. Stocks with the highest risk-adjusted expected return are added to the portfolio, which typically holds 60 to 110 positions.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 30.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

RS2972-07-2